RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,
                                  as Purchaser
                                     and

                        RESIDENTIAL FUNDING CORPORATION,

                                    as Seller



                                ----------------


                           AMENDMENT NO. 1 dated as of
                              March 1, 2000 to the


                    Revolving Credit Loan Purchase Agreement

                          Dated as of November 23, 1999

                               ----------------


                             Revolving Credit Loans

                                 Series 1999-HS7


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        AMENDMENT NO. 1, dated as of March 1, 2000, between  RESIDENTIAL FUNDING
MORTGAGE SECURITIES II, INC., as purchaser, (the "Purchaser") and RESIDENTIAL FUNDING CORPORATION, as seller, (the "Seller") to that certain Revolving Credit
Loan  Purchase   Agreement   dated  as  of  November  23,  1999  (the  "Purchase
Agreement").

        WHEREAS, the Purchaser and the Seller entered into the Revolving Credit Loan Purchase Agreement (the "Purchase Agreement") dated as of November 23, 1999, relating to the sale of Revolving Credit Loans; and

        WHEREAS, Section 8.1 of the Purchase Agreement permits the Purchase Agreement to be amended from time to time by the Purchaser and the Seller, with the consent of the Insurer to correct or supplement any provisions therein which may be inconsistent; and

     WHEREAS, the parties hereto wish to amend the Purchase Agreement to correct an inconsistent provision;

        NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

        2. The first  paragraph  after  (c)(v) of  Section  2.1 of the  Purchase
Agreement is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

               "Within the time period for the review of each Mortgage File set forth in Section 2.3 of the Custodial Agreement, the Custodian shall notify the Master Servicer of any document or documents constituting a part of a Mortgage File to be missing or defective in respect of the items reviewed as described in
Section 2.3(b) of the Custodial Agreement; provided, that if the Revolving Credit Loan related to such Mortgage File is listed on Schedule A of Exhibit 1 of the Custodial Agreement, no notification shall be necessary. If such omission or defect materially and adversely affects the interests in the related Revolving Credit Loan of the Noteholders or the Insurer, the Master Servicer shall promptly notify the Seller (provided that a Mortgage File will not be deemed to contain a defect for an unrecorded assignment under clause (iii) above if the Seller has submitted such assignment for recording or if such assignment is not required to be recorded pursuant to the terms of the following paragraph) and the Seller shall cure such defect, repurchase the related Revolving Credit Loan at the Repurchase Price or substitute an Eligible Substitute Loan for the related Revolving Credit Loan upon the same terms and conditions set forth in
Section 3.1 hereof for breaches of representations and warranties as to the Revolving Credit Loans. With respect to any missing Mortgage Notes referred to in Subsection 3.1(b)(xxxiv), the Seller shall have 60 days from the Closing Date to deliver the documents referred to in this Subsection 2.1(c). If such documents have not been delivered within 60 days, the Seller shall repurchase the related Revolving Credit Loan or substitute an Eligible Substitute Loan for the related Revolving Credit Loan upon the same terms and conditions set forth in Section 3.1 hereof for breaches of representations and warranties as to the Revolving Credit Loans."

     3. The parties hereto shall execute such documents, and take such other action, as may be required to effectuate the intent of this Amendment No. 1.

     4. Except as otherwise set forth herein, the Purchase Agreement shall continue in full force and effect in accordance with its terms.

     5. This Amendment No. 1 may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original; such counterparts, together, shall constitute one and the same agreement.

     6. This Amendment No. 1 shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     7. All other provisions of the Purchase Agreement are hereby affirmed in all respects.

               IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Purchase Agreement as of the day and year first above written.

                             RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.


                             By:/s Lisa Lundsten
                             Name:  Lisa Lundsten
                             Title:  Vice President

                         RESIDENTIAL FUNDING CORPORATION

                             By:    /s/ Timothy Pillar
                             Name:  Timothy Pillar
                             Title:  Director

Consented to:

AMBAC ASSURANCE CORPORATION


By:   /s/ Thomas J. Adams
Name: Thomas J. Adams
Title:First Vice President


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